                                                     ---------------------------
                                                             OMB APPROVAL
                                                     ---------------------------
                                                     OMB Number: 3235-0570
                                                     Expires: September 30, 2007
                                                     Estimated average burden
                                                     hours per response: 19.4
                                                     ---------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21048

                       AIM Select Real Estate Income Fund
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

Item 1. Reports to Stockholders.

                                              AIM SELECT REAL ESTATE INCOME FUND
                               Annual Report to Shareholders o December 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM SELECT REAL ESTATE INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME; THE FUND'S SECONDARY INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets attributable to common shares plus assets attributable to outstanding preferred shares.

GENERAL INFORMATION                          Fund preferred shares or borrowing, are      quality, including non-investment grade
                                             borne entirely by the common shareholders.   securities commonly referred to as "junk
o AIM Select Real Estate Income Fund         Common share income may fall if the          bonds." Securities of below-investment
performance figures are historical, and      dividend rate on Fund preferred shares or    grade quality are regarded as having
they reflect Fund expenses, the              the interest rate on any borrowings rises    predominantly speculative characteristics
reinvestment of distributions (if any) and   and will fluctuate as the dividend rate on   with respect to capacity to pay interest
changes in net asset value (NAV) for         Fund preferred shares or the interest on     and repay principal.
performance based on NAV and changes in      any borrowings varies.
market price for performance based on                                                     o The Fund's Declaration of Trust and
market price.                                o REITs tend to be small- to medium-sized    Bylaws include provisions that could limit
                                             companies. REIT shares, like other smaller   the ability of other entities or persons
PRINCIPAL RISKS OF INVESTING IN THE FUND     company shares, may be more volatile than    to acquire control of the Fund or convert
                                             and perform differently from                 the Fund to open-end status. These
o The performance of the Fund will be        larger-company shares. There may be less     provisions could have the effect of
closely linked to the performance of the     trading in a smaller company's shares,       depriving the common shareholders of
real estate markets. Property values may     which means that buy and sell transactions   opportunities to sell their common shares
fall due to declining rents or increasing    in those shares could have a larger impact   at a premium over the then-current market
vacancies resulting from economic, legal,    on the share's prices than is the case       prices of the common shares.
cultural, or technological developments.     with larger-company shares.
The Fund invests substantial assets in                                                    o An investment in the Fund is subject to
Real Estate Investment Trusts (REITs).       o The Fund is classified as                  investment risk, including the possible
REIT prices may drop because of poor         "non-diversified" under the Investment       loss of the entire principal amount that
management or because borrowers fail to      Company Act of 1940. It can invest a         you invest. Your common shares at any
pay their loans. Many REITs use leverage     greater portion of its assets in             point in time may be worth less than what
(and some may be highly leveraged), which    obligations of a single issuer than a        you invested, even after taking into
increases investment risk and could          "diversified" fund. As a result, the Fund    account the reinvestment of Fund dividends
adversely affect a REIT's operation and      will be more susceptible than a more         and distributions. The value of the Fund's
market value in periods of rising interest   widely diversified fund to any single        portfolio securities may move up or down,
rates in addition to the risks normally      corporate, economic, political or            sometimes rapidly and unpredictably.
associated with debt financing. Financial    regulatory occurrence.
covenants related to REIT leveraging may                                                  o Investing in a single-sector mutual fund
affect the ability of REITs to operate       o The prices of foreign securities may be    may involve greater risk and potential
effectively. Real estate risks may also      affected by factors not present with         reward than investing in a more
arise if a portfolio company fails to        securities traded in the U.S. markets,       diversified fund. Due to significant
carry adequate insurance or if a portfolio   including currency exchange rates,           market volatility, results of an
company becomes liable for removal or        political and economic conditions, less      investment made today may differ
other costs related to environmental         stringent regulation and higher              substantially from the historical
contamination. Investing in REITs presents   volatility. As a result, many foreign        performance shown. Call your financial
risks not associated with investing in       securities may be less liquid and more       advisor for more current information.
stocks.                                      volatile than U.S. securities.
                                                                                          ABOUT INDEXES USED IN THIS REPORT
o The Fund has the ability to use leverage   o If the Fund enters into interest rate
through the issuance of preferred shares,    swaps, interest rate caps, or options or     o The unmanaged Standard & Poor's
commercial paper or notes, and/or            futures transactions, a decline in           Composite Index of 500 Stocks (the S&P
borrowing in an aggregate amount of up to    interest rates may result in a decline in    500 --Registered Trademark-- INDEX) is an
30% of the Fund's total assets after such    the net amount receivable by the Fund        index of common stocks frequently used as
issuance and/or borrowing. It has            under the interest rate hedging              a general measure of U.S. stock market
currently issued preferred shares. The use   transaction (or increase the net amount      performance.
of leverage by the Fund can result in        payable by the Fund under the interest
greater volatility of the NAV and market     rate hedging transaction), which could       o The unmanaged NATIONAL ASSOCIATION OF
price of the Fund's common shares because    result in a decline in the NAV of the        REAL ESTATE INVESTMENT TRUSTS (THE NAREIT)
changes in the value of the Fund's           common shares.                               EQUITY INDEX tracks the performance of
portfolio investments, including                                                          equity REITs listed on New York Stock
investments purchased with the proceeds of   o The Fund may invest up to 20% of its       Exchange, NASDAQ National Market System,
the issuance of                              total assets in securities of                and the American Stock Exchange.
                                             below-investment grade

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

o The MSCI US REIT INDEX, formerly known     o The certifications of the Fund's           NOTICE IS HEREBY GIVEN THAT THE FUND MAY
as the Morgan Stanley REIT Index, is a       principal executive officer and principal    IN THE FUTURE PURCHASE ITS COMMON SHARES
total-return index composed of the most      financial officer, as required by Section    OR ITS AUCTION RATE PREFERRED SHARES FROM
actively traded real estate investment       302 of the Sarbanes-Oxley Act of 2002, are   TIME TO TIME, AT SUCH TIME, AND IN SUCH
trusts and is designed to be a measure of    filed with Securities and Exchange           AMOUNTS, AS MAY BE DEEMED ADVANTAGEOUS TO
real estate equity performance. The index    Commission (SEC) with the Fund's Form        THE FUND. NOTHING HEREIN SHALL BE
was developed with a base value of 200 as    N-CSR for the period covered by this         CONSIDERED A COMMITMENT TO PURCHASE SUCH
of December 31, 1994.                        Annual Report to Shareholders. The Fund's    SHARES.
                                             Form N-CSR for the period covered by this
o The unmanaged LIPPER SECTOR EQUITY FUND    Annual Report to Shareholders will be        The Fund provides a complete list of its
CATEGORY AVERAGE (Closed end Funds)          posted on the SEC's Web site, www.sec.gov,   holdings four times in each fiscal year,
represents an average of all the             within in 10 days after this Report is       at the quarter-ends. For the second and
closed-end sector equity funds tracked by    first sent to shareholders.                  fourth quarters, the lists appear in the
Lipper, Inc., an independent mutual fund                                                  Fund's semiannual and annual reports to
performance monitor.                         OTHER INFORMATION ABOUT THE ADVISOR          shareholders. For the first and third
                                                                                          quarters, the Fund files the lists with
o The Fund is not managed to track the       o Additional Compensation of Certain         the Securities and Exchange Commission
performance of any particular index,         Broker-Dealers. Pursuant to an agreement     (SEC) on Form N-Q. The most recent list of
including the indexes defined here, and      entered into on May 28, 2002, at the time    portfolio holdings is available at
consequently, the performance of the Fund    of the initial offering of the Fund's        AIMinvestments.com. From our home
may deviate significantly from the           common shares, the Fund's advisor makes      page, click on Products & Performance,
performance of the indexes.                  incentive fee payments to certain            then AIM Select Real Estate Income Fund,
                                             broker-dealers who participated in the       then Fund overview and then holdings.
o A direct investment cannot be made in an   underwriting of such offering in             Shareholders can also look up the Fund's
index. Unless otherwise indicated, index     consideration of the Fund's receipt from     Forms N-Q on the SEC's Web site at
results include reinvested dividends, and    such broker-dealers of after market          sec.gov. Copies of the Fund's Forms N-Q
they do not reflect sales charges.           support services designed to maintain the    may be reviewed and copied at the SEC's
Performance of an index of funds reflects    visibility of the Fund on an ongoing         Public Reference Room at 450 Fifth
fund expenses; performance of a market       basis. Annual fees paid by the Fund's        Street, N.W., Washington, D.C. 20549-0102.
does not.                                    advisor shall not exceed 0.10% of the        You can obtain information on the
                                             Fund's aggregate Managed Assets (average     operation of the Public Reference
OTHER INFORMATION                            daily net assets attributable to the         Room, including information about
                                             Fund's common shares, plus assets            duplicating fee charges, by calling
o Property type classifications used in      attributable to the Fund's Preferred         1-202-942-8090 or 1-800-732-0330,or by
this report are generally according to the   Shares that are outstanding, plus the        electronic request at the following e-mail
National Association of Real Estate          principal amount of any borrowings). Over    address: publicinfo@sec.gov. The SEC file
Investment Trusts (NAREIT) Equity Index,     time, these payments cannot exceed, in the   numbers for the Fund are 811-21048 and
which is exclusively owned by the National   aggregate, $12,583,413.                      333-84256 for common shares and 333-90388
Association of Real Estate Investment                                                     for preferred shares.
Trusts (NAREIT).
                                                                                          A description of the policies and
o The Fund's audit committee Charter is                                                   procedures that the Fund uses to determine
available on the AIM Website,                                                             how to vote proxies relating to portfolio
AIMinvestments.com. Go to                                                                 securities is available without
AIMinvestments.com. Under the Products                                                    charge, upon request, from our Client
list, click on AIM Select Real Estate                                                     Services department at 800-959-4246 or on
Income Fund, then click on Fund overview,                                                 the AIM Web site, AIMinvestments.com. On
then on Charter of the Audit Committees of                                                the home page, scroll down and click on
the AIM Funds. You may also obtain a                                                      AIM Funds Proxy Policy. The information is
printed copy by calling AIM's Client                                                      also available on the SEC Web
Services department a 800-959-4246.                                                       site, sec.gov.

o The Fund's Annual CEO Certification of                                                  Information regarding how the Fund voted
Compliance regarding the Fund's compliance                                                proxies related to its portfolio
with NYSE corporate governance listing                                                    securities during the 12 months ended June
standards was filed with the NYSE on June                                                 30, 2005, is available at our Web site. Go
17, 2005.                                                                                 to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then
                                                                                          click on Proxy Voting Activity.
                                                                                          Next, select the Fund from the drop-down
                                                                                          menu. The information is also available on
                                                                                          the SEC Web site, sec.gov.

DIVIDEND REINVESTMENT PLAN                   below the net asset value per Common Share   o If, on the payment date of the dividend,
                                             at the time of valuation, the Plan           the closing market price per Common Shares
o The Fund has adopted the following         Administrator will receive the dividend or   plus per share brokerage commissions
Dividend Reinvestment Plan:                  distribution in cash and will purchase       applicable to an open market purchase of
                                             Common Shares in the open market, on the     Common Shares is at or above the net asset
You may elect to have all dividends,         New York Stock Exchange or elsewhere, for    value per Common Share, the Fund will
including any capital gain dividends,        the participants' accounts. It is possible   issue new shares at a price equal to the
on your Common Shares automatically          that the market price for the Common         greater of (i) net asset value per Common
reinvested by Computershare Trust            Shares may increase before the Plan          Share on that trading date or (ii) 95% of
Company, N.A. as plan administrator          Administrator has completed its purchases.   the closing market price on that trading
(the "Plan Administrator") for the           Therefore, the weighted average purchase     date.
Common Shareholders, in additional           price per share paid by the Plan
Common shares under the Dividend             Administrator may exceed the closing         o The Plan Administrator maintains all
Reinvestment Plan (the "Plan"). You may      market price at the time of valuation,       shareholders' accounts in the Plan and
elect to participate in the Plan by          resulting in the purchase of fewer shares    gives written confirmation of all
contacting the Plan Administrator at         than if the dividend or distribution had     transactions in the accounts, including
1-800-730-6001. If you do not participate,   been paid in Common Shares issued by the     information you may need for tax records.
you will receive all distributions in cash   Fund. The Plan Administrator will use all    Common Shares in your account will be held
paid by check mailed directly to you by      dividends and distributions received in      by the Plan Administrator in book-entry
Computershare Trust Company, N.A. as         cash to purchase Common Shares in the open   (non-certificated) form. Any proxy you
dividend paying agent.                       market prior to the next ex-dividend date.   receive will include all Common Shares you
                                             In the event it appears that the Plan        have received under the Plan.
o If you decide to participate in the        Administrator will not be able to complete
Plan, the number of Common Shares you will   the open market purchases prior to the       o You may withdraw from the Plan at any
receive will be determined as follows:       next ex-dividend date, the Fund will         time by giving notice to the Plan
                                             determine whether to issue the remaining     Administrator. If you withdraw completely
If, on the payment date of the dividend,     shares at net asset value. Interest will     from the Plan or the Plan is terminated,
the closing market price per Common Share    not be paid on any uninvested cash           the Plan Administrator will transfer your
plus per share brokerage commissions         payments.                                    account or issue the shares in your
applicable to an open market purchase of                                                  account to you (which may include a cash
Common Shares is

payment to you for any fraction of a share   o All correspondence concerning the Plan     and profits is treated as a non taxable
in your account). If you wish, the Plan      should be directed to the Plan               return of capital that reduces a
Administrator will sell your shares and      Administrator at: P.O. Box 43011,            shareholder's tax basis in their common
send you the proceeds, minus applicable      Providence, RI 02940-3011.                   shares; any such distributions in excess
brokerage commissions and a $15.00 service                                                of basis are treated as gain from the sale
fee.                                         TRANSFERS OF SHARES AND CONTINUED            of shares.
                                             PARTICIPATION IN THE DIVIDEND REINVESTMENT
o There is no brokerage charge for           PLAN                                         o The tax treatment of dividends and
reinvestment of your dividends or                                                         distributions are the same regardless of
distributions in Common Shares. However,     o A shareholder who holds Common Shares in   whether they are paid in cash or
all participants will pay a pro rata share   a brokerage account and participates in      reinvested in additional Common Shares. If
of brokerage commissions incurred by the     the dividend reinvestment plan may not be    a shareholder sells his Common Shares, or
Plan Administrator when it makes open        able to transfer the shares to another       has shares repurchased by the Fund, the
market purchases.                            broker and continue to participate in the    shareholder may realize a capital gain or
                                             dividend reinvestment plan.                  loss, which will be long-term or
o Automatically reinvesting dividends and                                                 short-term depending on the shareholder's
distributions does not mean that you do      TAX TREATMENT OF REINVESTED DIVIDENDS        holding period for the shares. Fund
not have to pay income taxes due upon                                                     distributions also may be subject to state
receiving dividends and distributions.       o Dividends paid out of the Fund's           and local taxes.
                                             "investment company taxable income" will
o The Fund reserves the right to amend or    be taxable as ordinary income to the
terminate the Plan if in the judgment of     extent of the Fund's earnings and profits.
the Board of Trustees the change is          Distributions of net capital gain (the
warranted. There is no direct service        excess of net long-term capital gain over
charge to participants in the Plan;          net short-term capital loss), if any, are
however, the Fund reserves the right to      taxable to shareholders as long-term
amend the Plan to include a service charge   capital gain, regardless of the length of
payable by the participants. Additional      time Fund shares were held. A distribution
information about the Plan may be obtained   of an amount in excess of the Fund's
from the Plan Administrator.                 earnings

AIM SELECT REAL ESTATE INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               the Fund, with the intent of generating a
                                                                                          higher return on the assets than the Fund
=======================================================================================   pays to borrow those assets. We also use
PERFORMANCE SUMMARY                                                                       strategies designed to reduce the risk of
                                             ==========================================   short-term interest rate movement, which
The Real Estate Investment Trust (REIT)      FUND VS. INDEXES                             can affect the preferred share borrowing
market proved resilient during 2005. We are                                               rate.
pleased to report AIM Select Real Estate     TOTAL RETURNS, 12/31/04-12/31/05
Income Fund once again provided                                                              We attempt to control risk by
shareholders with positive returns. The      Fund at NAV                          4.44%   diversification of property types,
Fund's primary objective, however, is high                                                geographic location and limiting holding
current income with approximately 26% of     Fund at Market                       2.33    concentrations of any one security.
the Fund's assets invested in preferred
stocks. During the reporting period, REIT    S&P 500 Index (Broad Market Index)   4.91       We will consider selling a holding
preferred stocks generally had lower                                                      when:
returns than REIT common stocks. As the      NAREIT Equity Index
proportion of preferred stocks is higher     (Style-specific Index)              12.17    o relative valuation falls below desired
in the Fund than in NAREIT Equity Index,                                                  levels
the Fund lagged this index during the        MSCI US REIT Index
reporting period.                            (Former Style-specific Index)       12.13    o risk/return relationships change
                                                                                          significantly
   Since the Fund is a closed-end            Lipper Sector Equity Fund
management investment company, shares may     Category Average                            o company fundamentals change (property
trade at a discount or premium to net         (Closed-end Funds)                          type, geography or management changes)
asset value. As of December 31, 2005, the     (Peer Group Index)                  9.18
Fund Common Shares traded at a 14.4% dis-                                                 o a more attractive investment opportunity
                                             SOURCE: LIPPER, INC.                         is identified.

                                             ==========================================   MARKET CONDITIONS AND YOUR FUND

                                             count to NAV, compared with 12.6% at the     Despite record high oil prices and two
                                             close of 2004. As of December 31, 2005, the  Gulf Coast hurricanes, the broad U.S.
                                             average discount rate to NAV of closed-end   stock market (S&P 500 Index) produced
                                             real estate funds available from Lipper      positive returns during the year. The REIT
                                             was 11.8%,compared with 10.2% at the end     market continued to perform well in 2005,
                                             of 2004.                                     easily outdistancing the broad stock
                                                                                          market for the sixth consecutive year.
=======================================================================================   Though another positive year for REITs,
                                                                                          performance fluctuated throughout the
HOW WE INVEST                                identify securities with:                    year.

The Fund holds primarily real estate         o potential to pay attractive dividends         In January of 2005, the REIT market
oriented securities. We focus on public      relative to similar properties               experienced a correction as investors took
companies whose value is driven by                                                        profits. Although REIT fundamentals are
tangible assets. Our goal is to create a     o quality underlying properties              not directly linked to interest rates,
portfolio that will provide high current                                                  REIT prices also dipped in the early part
income. We use a fundamentals-driven         o solid management teams                     of 2005 amid fears of rising interest
investment process, including property                                                    rates. The REIT market sell-off proved
market cycle analysis, property              o attractive valuations relative to          short-lived as real estate markets
evaluation, and management and structure     similar properties and geographical          continued their underlying improvement in
review to                                    location                                     occupancies and rents.

                                                The Fund may seek to increase portfolio      Through the second half of the year,
                                             yield through borrowing to provide           REIT performance proved mixed but largely
                                             leverage to                                  positive. Supporting the market were
                                                                                          continued cash

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 SECURITY HOLDINGS
                                                                                          COMMON SHARE MARKET VALUE           $14.98
By property type                              1. Nationwide Health Properties,Inc. 3.7%
                                                                                          COMMON SHARE NET ASSET VALUE        $17.49
Office Properties                    20.7%    2. Colonial Properties Trust         3.6
                                                                                          MARKET PRICE DISCOUNT             (14.35%)
Healthcare                           18.1     3. Commercial Net Lease Realty       3.5
                                                                                          TOTAL NUMBER OF HOLDINGS               115
Diversified                          13.4     4. Healthcare Realty Trust           3.1
                                                                                          At the close of the reporting period, the
Regional Malls                       10.8     5. Prentiss Properties Trust         3.1    Fund's common shares NAV stood at $17.49,
                                                                                          and its market share price was $14.98.
Shopping Centers                      7.4     6. Senior Housing Properties Trust   3.0    Since the Fund is a closed-end management
                                                                                          investment company, shares of the Fund may
Apartments                            7.0     7. Health Care Property                     trade at a discount from the net asset
                                                  Investors, Inc.                  2.9    value. This characteristic is separate and
Lodging-Resorts                       5.7                                                 distinct from the risk that NAV could
                                              8. iStar Financial Inc.              2.9    decrease as a result of investment
Freestanding                          5.5                                                 activities and may be a greater risk to
                                              9. Health Care REIT, Inc.            2.8    investors expecting to sell their shares
Industrial/Office Mixed               4.0                                                 after a short time. The Fund cannot
                                             10. Hospitality Properties Trust      2.7    predict whether shares will trade at,
Industrial Properties                 2.6                                                 above or below NAV.
                                             The Fund's holdings are subject to change,
Self Storage Facilities               1.9    and there is no assurance that the Fund
                                             will continue to hold any particular
Specialty Properties                  1.8    security.

Manufactured Homes                    0.3

Other Assets Less Liabilities         0.8

==========================================   ==========================================   ==========================================

inflows from both individuals and               As the Fund's primary objective is                            JOE V. RODRIGUEZ,JR.,
institutions, increased merger and           income, the Fund has exposure to REIT             [RODRIGUEZ     Director of Securities
acquisition activity and faster earnings     preferred stocks. Due to their                        JR.        Management, INVESCO
growth brought about by recovering           fixed-income characteristics, REIT                  PHOTO]       Real Estate, is lead
property market fundamentals (i.e.,          preferred shares may behave more like                            portfolio manager of
occupancy and rental rate improvements).     bonds. During the year, REIT preferred       AIM Select Real Estate Income Fund. He
                                             stocks provided income but did not           oversees all phases of the unit including
   Select office REITs contributed to        participate as fully in the share price      securities research and administration.
performance with ARDEN REALTY, INC., a       appreciation as REIT common stocks did.      Mr. Rodriguez began his investment career
REIT that owns and manages commercial                                                     in 1983 and joined INVESCO Real Estate,
office property in Southern California,         As part of our investment strategy, the   the Dallas-based investment management
one of our top contributors for the year.    Fund also leverages through the issuance     affiliate of INVESCO Institutional (N.A.),
Arden witnessed significant price            of preferred stocks which increases the      Inc., in 1990. He has served on the
appreciation after General Electric Co.      Fund's yield and may help or hurt NAV        editorial boards of the National
announced plans to buy the REIT.             depending on whether the REIT market is      Association of Real Estate Investment
                                             going up or down. We leverage through the    Trusts (NAREIT) as well as the
   Given the Fund's primary goal of          issuance of auction rate preferred shares    Institutional Real Estate Securities
income, we continued to have meaningful      and then swap a portion of the floating      Newsletter. He is a member of the National
exposure to the healthcare sector, as        rates paid on the preferred shares for       Association of Business Economists and the
healthcare REITs have historically           fixed rates in an effort to mitigate         American Real Estate Society. He also
produced a relatively high and steady        interest rate uncertainty. Given the REIT    served as adjunct professor of economics
stream of income. Healthcare REITs are       environment during the reporting period,     at the University of Texas at Dallas. In
typically viewed as yield-oriented           leverage helped the Fund by boosting         addition, Mr. Rodriguez was a contributing
vehicles due to their history of long and    income and NAV.                              author to Real Estate Investment Trusts:
stable lease patterns. In general, shares                                                 Structure Analysis and Strategy, published
of higher-yielding REITs underperformed      IN CLOSING                                   by McGraw Hill. Mr. Rodriguez received his
during the year amid Federal Reserve                                                      B.B.A. in economics and finance as well as
interest rate increases. Therefore our       We are encouraged by the resiliency of the   his M.B.A. in finance from Baylor
large exposure to health care REITs proved   REIT market during the year. During the      University.
a drag on performance.                       reporting period, we believe REIT prices
                                             largely reflected fair levels relative to                        MARK D. BLACKBURN,
   Despite positive performance by the       the value of their underlying holdings.           [BLACKBURN     Chartered Financial
REIT market during the year, a few           Although REIT prices increased, we believe          PHOTO]       Analyst, Director of
holdings detracted from Fund performance.    occupancy and rental rates have supported                        Investments, INVESCO
AMERICAN FINANCIAL REALTY TRUST, which       that growth and that REIT fundamentals                           Real Estate, is
acquires, manages and operates properties    continue to improve. We believe future       portfolio manager of AIM Select Real
leased to regulated financial                improvements in share prices may be          Estate Income Fund. Prior to joining
institutions, declined amid concern over     dependent on the strength of gross           INVESCO in 1998, he worked as an associate
the company's business strategy. We          domestic product expansion and investor      director of the research, focusing on
believe the company's management became      sentiment. We appreciate your continued      equity securities research and
over-ambitious in their expansion plan. We   participation in AIM Select Real Estate      recommendations with a regional brokerage
continue to maintain our position because    Income Fund.                                 firm. He has approximately 18 years of
of its attractive relative valuation and                                                  experience in institutional investing and
believe it will make progress in             The views and opinions expressed in          risk management, along with a background
addressing investor concerns.                management's discussion of Fund              in evaluating the high-yield and
                                             performance are those of A I M Advisors,     convertible securities markets. Mr.
------------------------------------------   Inc. These views and opinions are subject    Blackburn received a B.S. in accounting
The Fund should not be viewed as a vehicle   to change at any time based on factors       from Louisiana State University and an
for trading purposes. It is designed         such as market and economic conditions.      M.B.A. from Southern Methodist University.
primarily for risk-tolerant long-term        These views and opinions may not be relied   He is a Certified Public Accountant and a
investors.                                   upon as investment advice or                 member of the National Association of Real
                                             recommendations, or as an offer for a        Estate Investment Trusts.
   The performance data quoted represent     particular security. The information is
past performance and cannot guarantee        not a complete analysis of every aspect of                       JAMES W. TROWBRIDGE,
comparable future results; current           any market, country, industry, security or       [TROWBRIDGE     portfolio manager,
performance may be lower of higher. Please   the Fund. Statements of fact are from               PHOTO]       INVESCO Real Estate,
see your financial advisor for the most      sources considered reliable, but A I M                           is portfolio manager
recent month-end performance. Fund           Advisors, Inc. makes no representation or                        of AIM Select Real
performance figures are historical, and      warranty as to their completeness or         Estate Income Fund. In 1989, Mr.
they reflect Fund expenses, the              accuracy. Although historical performance    Trowbridge joined INVESCO Real Estate.
reinvestment of distributions (if any) and   is no guarantee of future results, these     With 30 years of real estate investment
changes in net asset value (NAV) for         insights may help you understand our         experience for major institutional
performance based on NAV and changes in      investment management philosophy.            investors, Mr. Trowbridge is responsible
market price for performance based on                                                     for integrating his knowledge into
market price. The value of your Fund                See important Fund and index          INVESCO's publicly traded REIT
shares will fluctuate so that you may have         disclosures inside front cover.        investments. Mr. Trowbridge received his
a gain or loss when you sell shares.                                                      B.S. in finance from Indiana University.
                                                                                          He has completed numerous appraisal and
   Had the advisor not waived fees and/or                                                 income property courses sponsored by the
reimbursed expenses, returns would have                                                   American Appraisal Institute and the
been lower.                                                                               Mortgage Bankers Association, of which he
------------------------------------------                                                has been active on several income property
                                                                                          subcommittees. He is a member of the
                                                                                          National Association of Real Estate
                                                                                          Investment Trusts.

                                                                                          Assisted by the Real Estate Team

AIM SELECT REAL ESTATE INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Select Real     back office support functions provided by    rates at a common asset level and noted
Estate Income Fund (the "Board") oversees    AIM and AIM's equity and fixed income        that the Fund's rate was comparable to the
the management of AIM Select Real Estate     trading operations. Based on the review of   median rate of the funds advised by other
Income Fund (the "Fund") and, as required    these and other factors, the Board           advisors with investment strategies
by law, determines annually whether to       concluded that the quality of services to    comparable to those of the Fund that the
approve the continuance of the Fund's        be provided by AIM was appropriate and       Board reviewed. The Board noted that AIM
advisory agreement with A I M Advisors,      that AIM currently is providing              has agreed to limit the Fund's total
Inc. ("AIM"). Based upon the                 satisfactory services in accordance with     operating expenses, as discussed below.
recommendation of the Investments            the terms of the Advisory Agreement.         Based on this review, the Board concluded
Committee of the Board, which is comprised                                                that the advisory fee rate for the Fund
solely of independent trustees, at a         o The performance of the Fund relative to    under the Advisory Agreement was fair and
meeting held on June 30, 2005, the Board,    comparable funds. The Board reviewed the     reasonable.
including all of the independent trustees,   performance of the Fund (at net asset
approved the continuance of the advisory     value) during the past one and two           o Expense limitations and fee waivers. The
agreement (the "Advisory Agreement")         calendar years against the performance of    Board noted that AIM has contractually
between the Fund and AIM for another year,   funds advised by other advisors with         agreed to waive fees and/or limit expenses
effective July 1, 2005.                      investment strategies comparable to those    of the Fund through June 30, 2009 in an
                                             of the Fund. The Board noted that the        amount equal to a percentage of average
   The Board considered the factors          Fund's performance (at net asset value) in   daily managed assets. The Board considered
discussed below in evaluating the fairness   such periods was below the median            the contractual nature of this fee
and reasonableness of the Advisory           performance of such comparable funds.        waiver/expense limitation and noted that
Agreement at the meeting on June 30, 2005    Based on this review and after taking        it remains in effect until June 30, 2009.
and as part of the Board's ongoing           account of all of the other factors that     The Board considered the effect this fee
oversight of the Fund. In their              the Board considered in determining          waiver/expense limitation would have on
deliberations, the Board and the             whether to continue the Advisory Agreement   the Fund's estimated expenses and
independent trustees did not identify any    for the Fund, the Board concluded that no    concluded that the levels of fee
particular factor that was controlling,      changes should be made to the Fund and       waivers/expense limitations for the Fund
and each trustee attributed different        that it was not necessary to change the      were fair and reasonable.
weights to the various factors.              Fund's portfolio management team at this
                                             time. However, due to the Fund's             o Breakpoints and economies of scale. The
   One of the responsibilities of the        under-performance, the Board also            Board reviewed the structure of the Fund's
Senior Officer of the Fund, who is           concluded that it would be appropriate for   advisory fee under the Advisory Agreement,
independent of AIM and AIM's affiliates,     management and the Board to continue to      noting that it does not include any
is to manage the process by which the        closely monitor the performance of the       breakpoints. The Board considered whether
Fund's proposed management fees are          Fund.                                        it would be appropriate to add advisory
negotiated to ensure that they are                                                        fee breakpoints for the Fund or whether,
negotiated in a manner which is at arm's     o The performance of the Fund relative to    due to the nature of the Fund and the
length and reasonable. To that end, the      indices. The Board reviewed the              advisory fee structures of comparable
Senior Officer must either supervise a       performance of the Fund (at net asset        funds, it was reasonable to structure the
competitive bidding process or prepare an    value) during the past one calendar year     advisory fee without breakpoints. Based on
independent written evaluation. The Senior   against the performance of the Morgan        this review, the Board concluded that it
Officer has recommended an independent       Stanley REIT Index. The Board noted that     was not necessary to add advisory fee
written evaluation in lieu of a              the Fund's performance in such period was    breakpoints to the Fund's advisory fee
competitive bidding process and, upon the    below the performance of such Index. The     schedule. The Board reviewed the level of
direction of the Board, has prepared such    Board also noted that the performance of     the Fund's advisory fees, and noted that
an independent written evaluation. Such      such Index does not reflect fees, while      such fees, as a percentage of the Fund's
written evaluation also considered certain   the performance of the Fund does reflect     net assets, would remain constant under
of the factors discussed below. In           fees. Based on this review and after         the Advisory Agreement because the
addition, as discussed below, the Senior     taking account of all of the other factors   Advisory Agreement does not include any
Officer made certain recommendations to      that the Board considered in determining     breakpoints. The Board concluded that the
the Board in connection with such written    whether to continue the Advisory Agreement   Fund's fee levels under the Advisory
evaluation.                                  for the Fund, the Board concluded that no    Agreement therefore would not reflect
                                             changes should be made to the Fund and       economies of scale.
   The discussion below serves as a          that it was not necessary to change the
summary of the Senior Officer's              Fund's portfolio management team at this     o Investments in affiliated money market
independent written evaluation and           time. However, due to the Fund's             funds. The Board also took into account
recommendations to the Board in connection   under-performance, the Board also            the fact that uninvested cash and cash
therewith, as well as a discussion of the    concluded that it would be appropriate for   collateral from securities lending
material factors and the conclusions with    management and the Board to continue to      arrangements (collectively, "cash
respect thereto that formed the basis for    closely monitor the performance of the       balances") of the Fund may be invested in
the Board's approval of the Advisory         Fund.                                        money market funds advised by AIM pursuant
Agreement. After consideration of all of                                                  to the terms of an SEC exemptive order.
the factors below and based on its           o Meeting with the Fund's portfolio          The Board found that the Fund may realize
informed business judgment, the Board        managers and investment personnel. With      certain benefits upon investing cash
determined that the Advisory Agreement is    respect to the Fund, the Board is meeting    balances in AIM advised money market
in the best interests of the Fund and its    periodically with such Fund's portfolio      funds, including a higher net return,
shareholders and that the compensation to    managers and/or other investment personnel   increased liquidity, increased
AIM under the Advisory Agreement is fair     and believes that such individuals are       diversification or decreased transaction
and reasonable and would have been           competent and able to continue to carry      costs. The Board also found that the Fund
obtained through arm's length                out their responsibilities under the         will not receive reduced services if it
negotiations.                                Advisory Agreement.                          invests its cash balances in such money
                                                                                          market funds. The Board noted that, to the
o The nature and extent of the advisory      o Overall performance of AIM. The Board      extent the Fund invests in affiliated
services to be provided by AIM. The Board    considered the overall performance of AIM    money market funds, AIM has voluntarily
reviewed the services to be provided by      in providing investment advisory and         agreed to waive a portion of the advisory
AIM under the Advisory Agreement. Based on   portfolio administrative services to the     fees it receives from the Fund
such review, the Board concluded that the    Fund and concluded that such performance     attributable to such investment. The Board
range of services to be provided by AIM      was satisfactory.                            further determined that the proposed
under the Advisory Agreement was                                                          securities lending program and related
appropriate and that AIM currently is        o Fees relative to those of clients of AIM   procedures with respect to the lending
providing services in accordance with the    with comparable investment strategies. The   Fund is in the best interests of the
terms of the Advisory Agreement.             Board noted that AIM does not serve as an    lending Fund and its respective
                                             advisor to other mutual funds or other       shareholders. The Board therefore
o The quality of services to be provided     clients with investment strategies           concluded that the investment of cash
by AIM. The Board reviewed the credentials   comparable to those of the Fund.             collateral received in connection with the
and experience of the officers and                                                        securities lending program in the money
employees of AIM who will provide            o Fees relative to those of comparable       market funds according to the procedures
investment advisory services to the Fund.    funds with other advisors. The Board         is in the best interests of the lending
In reviewing the qualifications of AIM to    reviewed the advisory fee rate for the       Fund and its respective shareholders.
provide investment advisory services, the    Fund under the Advisory Agreement. The
Board reviewed the qualifications of AIM's   Board compared effective contractual         o Independent written evaluation and
investment personnel and considered such     advisory fee                                 recommendations of the Fund's Senior
issues as AIM's portfolio and product                                                     Officer. The Board noted
review process, various
                                                                                                                         (continued)

AIM SELECT REAL ESTATE INCOME FUND

that, upon their direction, the Senior       regulatory inquiries and litigation          the other factors that the Board
Officer of the Fund, who is independent of   related to a wide range of issues. The       considered in determining whether to
AIM and AIM's affiliates, had prepared an    Board also considered the governance and     continue the Advisory Agreement for the
independent written evaluation in order to   compliance reforms being undertaken by AIM   Fund, the Board concluded that no changes
assist the Board in determining the          and its affiliates, including maintaining    should be made to the Fund and that it was
reasonableness of the proposed management    an internal controls committee and           not necessary to change the Fund's
fees of the AIM Funds, including the Fund.   retaining an independent compliance          portfolio management team at this time.
The Board noted that the Senior Officer's    consultant, and the fact that AIM has        However, due to the Fund's
written evaluation had been relied upon by   undertaken to cause the Fund to operate in   under-performance, the Board also
the Board in this regard in lieu of a        accordance with certain governance           concluded that it would be appropriate for
competitive bidding process. In              policies and practices. The Board            management and the Board to continue to
determining whether to continue the          concluded that these actions indicated a     closely monitor the performance of the
Advisory Agreement for the Fund, the Board   good faith effort on the part of AIM to      Fund.
considered the Senior Officer's written      adhere to the highest ethical standards,
evaluation and the recommendation made by    and determined that the current regulatory   o The performance of the Fund relative to
the Senior Officer to the Board that the     and litigation environment to which AIM is   indices. The Board reviewed the
Board consider implementing a process to     subject should not prevent the Board from    performance of the Fund (at net asset
assist them in more closely monitoring the   continuing the Advisory Agreement for the    value) during the past one calendar year
performance of the AIM Funds. The Board      Fund.                                        against the performance of the Morgan
concluded that it would be advisable to                                                   Stanley REIT Index. The Board noted that
implement such a process as soon as          APPROVAL OF SUB-ADVISORY AGREEMENT           the Fund's performance in such period was
reasonably practicable.                                                                   below the performance of such Index. The
                                             The Board oversees the management of the     Board also noted that the performance of
o Profitability of AIM and its affiliates.   Fund and, as required by law, determines     such Index does not reflect fees, while
The Board reviewed information concerning    annually whether to approve the              the performance of the Fund does reflect
the profitability of AIM's (and its          continuance of the Fund's sub-advisory       fees. Based on this review and after
affiliates') investment advisory and other   agreement. Based upon the recommendation     taking account of all of the other factors
activities and its financial condition.      of the Investments Committee of the Board,   that the Board considered in determining
The Board considered the overall             which is comprised solely of independent     whether to continue the Advisory Agreement
profitability of AIM, as well as the         trustees, at a meeting held on June 30,      for the Fund, the Board concluded that no
profitability of AIM in connection with      2005, the Board, including all of the        changes should be made to the Fund and
managing the Fund. The Board noted that      independent trustees, approved the           that it was not necessary to change the
AIM's operations remain profitable,          continuance of the sub-advisory agreement    Fund's portfolio management team at this
although increased expenses in recent        (the "Sub-Advisory Agreement") between       time. However, due to the Fund's
years have reduced AIM's profitability.      INVESCO Institutional (N.A.), Inc. (the      under-performance, the Board also
Based on the review of the profitability     "Sub-Advisor") and AIM with respect to the   concluded that it would be appropriate for
of AIM's and its affiliates' investment      Fund for another year, effective July 1,     management and the Board to continue to
advisory and other activities and its        2005.                                        closely monitor the performance of the
financial condition, the Board concluded                                                  Fund.
that the compensation to be paid by the         The Board considered the factors
Fund to AIM under its Advisory Agreement     discussed below in evaluating the fairness   o Meetings with the Fund's portfolio
was not excessive.                           and reasonableness of the Sub-Advisory       managers and investment personnel. The
                                             Agreement at the meeting on June 30, 2005    Board is meeting periodically with the
o Benefits of soft dollars to AIM. The       and as part of the Board's ongoing           Fund's portfolio managers and/or other
Board considered the benefits realized by    oversight of the Fund. In their              investment personnel and believes that
AIM as a result of brokerage transactions    deliberations, the Board and the             such individuals are competent and able to
executed through "soft dollar"               independent trustees did not identify any    continue to carry out their
arrangements. Under these arrangements,      particular factor that was controlling,      responsibilities under the Sub-Advisory
brokerage commissions paid by the Fund       and each trustee attributed different        Agreement.
and/or other funds advised by AIM are used   weights to the various factors.
to pay for research and execution                                                         o Overall performance of the Sub-Advisor.
services. This research is used by AIM in       The discussion below serves as a          The Board considered the overall
making investment decisions for the Fund.    discussion of the material factors and the   performance of the Sub-Advisor in
The Board concluded that such arrangements   conclusions with respect thereto that        providing investment advisory services to
were appropriate.                            formed the basis for the Board's approval    the Fund and concluded that such
                                             of the Sub-Advisory Agreement. After         performance was satisfactory.
o AIM's financial soundness in light of      consideration of all of the factors below
the Fund's needs. The Board considered       and based on its informed business           o Advisory fees, expense limitations and
whether AIM is financially sound and has     judgment, the Board determined that the      fee waivers, and breakpoints and economies
the resources necessary to perform its       Sub-Advisory Agreement is in the best        of scale. In reviewing these factors, the
obligations under the Advisory Agreement,    interests of the Fund and its                Board considered only the advisory fees
and concluded that AIM has the financial     shareholders.                                charged to the Fund by AIM and did not
resources necessary to fulfill its                                                        consider the sub-advisory fees paid by AIM
obligations under the Advisory Agreement.    o The nature and extent of the advisory      to the Sub-Advisor. The Board believes
                                             services to be provided by the               that this approach is appropriate because
o Historical relationship between the Fund   Sub-Advisor. The Board reviewed the          the sub-advisory fees have no effect on
and AIM. In determining whether to           services to be provided by the Sub-Advisor   the Fund or its shareholders, as they are
continue the Advisory Agreement for the      under the Sub-Advisory Agreement. Based on   paid by AIM rather than the Fund.
Fund, the Board also considered the prior    such review, the Board concluded that the    Furthermore, AIM and the Sub-Advisor are
relationship between AIM and the Fund, as    range of services to be provided by the      affiliates and the Board believes that the
well as the Board's knowledge of AIM's       Sub-Advisor under the Sub-Advisory           allocation of fees between them is a
operations, and concluded that it was        Agreement was appropriate and that the       business matter, provided that the
beneficial to maintain the current           Sub-Advisor currently is providing           advisory fees charged to the Fund are fair
relationship, in part, because of such       services in accordance with the terms of     and reasonable.
knowledge. The Board also reviewed the       the Sub-Advisory Agreement.
general nature of the non-investment                                                      o Profitability of AIM and its affiliates.
advisory services currently performed by     o The quality of services to be provided     The Board reviewed information concerning
AIM and its affiliates, such as              by the Sub-Advisor. The Board reviewed the   the profitability of AIM's (and its
administrative, transfer agency and          credentials and experience of the officers   affiliates') investment advisory and other
distribution services, and the fees          and employees of the Sub-Advisor who will    activities and its financial condition.
received by AIM and its affiliates for       provide investment advisory services to      The Board considered the overall
performing such services. In addition to     the Fund. Based on the review of these and   profitability of AIM, as well as the
reviewing such services, the trustees also   other factors, the Board concluded that      profitability of AIM in connection with
considered the organizational structure      the quality of services to be provided by    managing the Fund. The Board noted that
employed by AIM and its affiliates to        the Sub-Advisor was appropriate, and that    AIM's operations remain profitable,
provide those services. Based on the         the Sub-Advisor currently is providing       although increased expenses in recent
review of these and other factors, the       satisfactory services in accordance with     years have reduced AIM's profitability.
Board concluded that AIM and its             the terms of the Sub-Advisory Agreement.     Based on the review of the profitability
affiliates were qualified to continue to                                                  of AIM's and its affiliates' investment
provide non-investment advisory services     o The performance of the Fund relative to    advisory and other activities and its
to the Fund, including administrative,       comparable funds. The Board reviewed the     financial condition, the Board concluded
transfer agency and distribution services,   performance of the Fund (at net asset        that the compensation to be paid by the
and that AIM and its affiliates currently    value) during the past one and two           Fund to AIM under its Advisory Agreement
are providing satisfactory non-investment    calendar years against the performance of    was not excessive.
advisory services.                           funds advised by other advisors with
                                             investment strategies comparable to those    o The Sub-Advisor's financial soundness in
o Other factors and current trends. In       of the Fund. The Board noted that the        light of the Fund's needs. The Board
determining whether to continue the          Fund's performance (at net asset value) in   considered whether the Sub-Advisor is
Advisory Agreement for the Fund, the Board   such periods was below the median            financially sound and has the resources
considered the fact that AIM, along with     performance of such comparable funds.        necessary to perform its obligations under
others in the mutual fund industry, is       Based on this review and after taking        the Sub-Advisory Agreement, and concluded
subject to                                   account of all of                            that the Sub-Advisor has the financial
                                                                                          resources necessary to fulfill its
                                                                                          obligations under the Sub-Advisory
                                                                                          Agreement.

AIM SELECT REAL ESTATE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES         VALUE
-------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-93.39%

APARTMENTS-5.34%

American Campus Communities, Inc.                 390,600   $   9,686,880
-------------------------------------------------------------------------
Apartment Investment & Management Co.-Class A      75,000       2,840,250
-------------------------------------------------------------------------
Education Realty Trust, Inc.                      368,900       4,755,121
-------------------------------------------------------------------------
GMH Communities Trust                             368,400       5,713,884
-------------------------------------------------------------------------
Home Properties, Inc.                             129,300       5,275,440
-------------------------------------------------------------------------
Town & Country Trust                              267,900       9,057,699
=========================================================================
                                                               37,329,274
=========================================================================

DIVERSIFIED-13.13%

AEW Real Estate Income Fund                       100,000       1,845,000
-------------------------------------------------------------------------
CentraCore Properties Trust                        89,400       2,402,178
-------------------------------------------------------------------------
Colonial Properties Trust                         784,078      32,915,594
-------------------------------------------------------------------------
Crescent Real Estate Equities Co.                 547,100      10,843,522
-------------------------------------------------------------------------
iStar Financial Inc.                              728,500      25,971,025
-------------------------------------------------------------------------
Lexington Corporate Properties Trust              343,900       7,325,070
-------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.          189,600       3,435,552
-------------------------------------------------------------------------
Nuveen Real Estate Income Fund                     77,400       1,547,226
-------------------------------------------------------------------------
Real Estate Income Fund, Inc.                     157,000       2,923,340
-------------------------------------------------------------------------
Scudder RREEF Real Estate Fund, Inc.              120,700       2,482,799
=========================================================================
                                                               91,691,306
=========================================================================

FREESTANDING-7.12%

Commercial Net Lease Realty                     1,546,000      31,492,020
-------------------------------------------------------------------------
Getty Realty Corp.                                418,400      10,999,736
-------------------------------------------------------------------------
Realty Income Corp.                               215,300       4,654,786
-------------------------------------------------------------------------
Trustreet Properties, Inc.                        175,000       2,558,500
=========================================================================
                                                               49,705,042
=========================================================================

HEALTHCARE-21.64%

Cogdell Spencer Inc.                              175,000       2,955,750
-------------------------------------------------------------------------
Health Care Property Investors, Inc.            1,020,200      26,076,312
-------------------------------------------------------------------------
Health Care REIT, Inc.                            755,300      25,604,670
-------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                     854,600      28,432,542
-------------------------------------------------------------------------
Nationwide Health Properties, Inc.              1,556,300      33,304,820
-------------------------------------------------------------------------
Omega Healthcare Investors, Inc.                  593,300       7,469,647
-------------------------------------------------------------------------
Senior Housing Properties Trust                 1,611,900      27,257,229
=========================================================================
                                                              151,100,970
=========================================================================

INDUSTRIAL PROPERTIES-2.45%

First Industrial Realty Trust, Inc.               444,500      17,113,250
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

INDUSTRIAL/OFFICE MIXED-4.09%

Duke Realty Corp.                                 202,500   $   6,763,500
-------------------------------------------------------------------------
Liberty Property Trust                            475,200      20,362,320
-------------------------------------------------------------------------
Mission West Properties Inc.                      150,000       1,461,000
=========================================================================
                                                               28,586,820
=========================================================================

LODGING-RESORTS-4.06%

Ashford Hospitality Trust                         240,300       2,520,747
-------------------------------------------------------------------------
DiamondRock Hospitality Co.                       157,000       1,877,720
-------------------------------------------------------------------------
Hospitality Properties Trust                      597,900      23,975,790
=========================================================================
                                                               28,374,257
=========================================================================

MANUFACTURED HOMES-0.31%

Sun Communities, Inc.                              69,600       2,185,440
=========================================================================

OFFICE PROPERTIES-21.51%

American Financial Realty Trust                 1,611,700      19,340,400
-------------------------------------------------------------------------
Brandywine Realty Trust                           674,700      18,830,877
-------------------------------------------------------------------------
CarrAmerica Realty Corp.                          510,400      17,675,152
-------------------------------------------------------------------------
Glenborough Realty Trust Inc.                     375,600       6,798,360
-------------------------------------------------------------------------
Highwoods Properties, Inc.                        299,500       8,520,775
-------------------------------------------------------------------------
HRPT Properties Trust                           1,427,300      14,772,555
-------------------------------------------------------------------------
Mack-Cali Realty Corp.                            376,400      16,260,480
-------------------------------------------------------------------------
Maguire Properties, Inc.                          654,200      20,214,780
-------------------------------------------------------------------------
Prentiss Properties Trust                         682,900      27,780,372
=========================================================================
                                                              150,193,751
=========================================================================

REGIONAL MALLS-2.28%

Glimcher Realty Trust                             655,500      15,941,760
=========================================================================

SELF STORAGE FACILITIES-2.30%

Extra Space Storage Inc.                          527,000       8,115,800
-------------------------------------------------------------------------
Public Storage, Inc.-Series A Dep. Shares         165,700       4,584,919
-------------------------------------------------------------------------
U-Store-It Trust                                  160,000       3,368,000
=========================================================================
                                                               16,068,719
=========================================================================

SHOPPING CENTERS-8.09%

Cedar Shopping Centers Inc.                        73,300       1,031,331
-------------------------------------------------------------------------
Heritage Property Investment Trust                507,800      16,960,520
-------------------------------------------------------------------------
Inland Real Estate Corp.                          840,200      12,426,558
-------------------------------------------------------------------------
New Plan Excel Realty Trust(a)                    836,100      19,380,798
-------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                 251,400       6,699,810
=========================================================================
                                                               56,499,017
=========================================================================

AIM SELECT REAL ESTATE INCOME FUND

                                                 SHARES         VALUE
-------------------------------------------------------------------------

SPECIALTY PROPERTIES-1.07%

Spirit Finance Corp.                              656,600   $   7,452,410
=========================================================================
Total Real Estate Investment Trusts, Common
  Stocks & Other Equity Interests (Cost
  $516,468,434)                                               652,242,016
=========================================================================

PREFERRED STOCKS-34.92%

APARTMENTS-3.66%

Apartment Investment & Management Co.- Series
  T, 8.00%                                        200,000       5,000,000
-------------------------------------------------------------------------
BRE Properties, Inc.
  Series B, 8.08%                                 200,000       5,056,000
-------------------------------------------------------------------------
  Series D, 6.75%                                 200,000       4,900,000
-------------------------------------------------------------------------
Equity Residential-Series K, 8.29%(b)               4,200         247,932
-------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.
  Series F, 9.25%                                  47,000       1,214,480
-------------------------------------------------------------------------
  Series H, 8.30%                                 195,000       4,988,100
-------------------------------------------------------------------------
Post Properties, Inc.-Series A, 8.50%              71,700       4,157,883
=========================================================================
                                                               25,564,395
=========================================================================

DIVERSIFIED-4.27%

Colonial Properties Trust-Series D, 8.13%         200,000       5,128,000
-------------------------------------------------------------------------
Cousins Properties Inc.
  Series A, 7.75%                                 375,000       9,656,250
-------------------------------------------------------------------------
  Series B, 7.50%                                 100,000       2,540,000
-------------------------------------------------------------------------
Crescent Real Estate Equities Co.-Series B,
  9.50%                                            51,400       1,346,680
-------------------------------------------------------------------------
iStar Financial Inc.-Series E, 7.88%              185,000       4,662,000
-------------------------------------------------------------------------
Lexington Corporate Properties Trust-Series
  B, 8.05%                                         70,000       1,775,900
-------------------------------------------------------------------------
Vornado Realty Trust-Series F, 6.75%              200,000       4,750,000
=========================================================================
                                                               29,858,830
=========================================================================

HEALTHCARE-1.75%

Health Care Property Investors, Inc.-Series
  F, 7.10%                                        285,000       7,153,500
-------------------------------------------------------------------------
Omega Healthcare Investors, Inc.-Series D,
  8.38%                                           200,000       5,044,000
=========================================================================
                                                               12,197,500
=========================================================================

INDUSTRIAL PROPERTIES-0.94%

AMB Property Corp.-Series O, 7.00%                120,000       3,044,400
-------------------------------------------------------------------------
EastGroup Properties, Inc.-Series D, 7.95%        135,000       3,434,400
-------------------------------------------------------------------------
ProLogis-Series C, 8.54%(b)                           950          55,634
=========================================================================
                                                                6,534,434
=========================================================================

INDUSTRIAL/OFFICE MIXED-1.04%

Bedford Property Investors, Inc.
  Series A, 8.75%(b)                               60,000       2,934,378
-------------------------------------------------------------------------
  Series B, 7.63%                                 139,200       3,424,320
-------------------------------------------------------------------------
Duke Realty Corp.-Series B, 7.99%(b)               10,000         505,000
-------------------------------------------------------------------------
PS Business Parks, Inc.-Series F, 8.75%            16,000         406,880
=========================================================================
                                                                7,270,578
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

LODGING-RESORTS-3.35%

Eagle Hospitality Properties Trust,
  Inc.-Series A, 8.25%(b)                          49,700   $   1,220,756
-------------------------------------------------------------------------
FelCor Lodging Trust Inc.-Series C, 8.00%         138,700       3,331,574
-------------------------------------------------------------------------
Hersha Hospitality Trust-Series A, 8.00%           40,100         990,069
-------------------------------------------------------------------------
Hilton Hotels Corp., 8.00%                         45,000       1,146,150
-------------------------------------------------------------------------
Hospitality Properties Trust-Series B, 8.88%      450,000      11,578,500
-------------------------------------------------------------------------
Innkeepers USA Trust-Series C, 8.00%               34,700         847,721
-------------------------------------------------------------------------
LaSalle Hotel Properties
  Series A, 10.25%                                 36,300         943,800
-------------------------------------------------------------------------
  Series B, 8.38%                                  40,000       1,020,400
-------------------------------------------------------------------------
  Series D, 7.50%                                 100,000       2,305,000
=========================================================================
                                                               23,383,970
=========================================================================

MANUFACTURED HOMES-0.11%

Affordable Residential Communities
  Inc.-Series A, 8.25%                             40,000         776,000
=========================================================================

OFFICE PROPERTIES-5.23%

Alexandria Real Estate Equities, Inc.-Series
  B, 9.10%                                          5,600         142,184
-------------------------------------------------------------------------
CarrAmerica Realty Corp.-Series E, 7.50%           75,000       1,893,750
-------------------------------------------------------------------------
Corporate Office Properties Trust-Series G,
  8.00%                                           300,000       7,542,000
-------------------------------------------------------------------------
DRA CRT Acquisition Corp.-Series A, 8.50%         120,000       2,730,000
-------------------------------------------------------------------------
Glenborough Realty Trust Inc.-Series A, $1.94
  Conv.                                            25,245         636,174
-------------------------------------------------------------------------
Highwoods Properties, Inc.-Series B, 8.00%         26,022         653,152
-------------------------------------------------------------------------
HRPT Properties Trust
  Series A, 9.88%                                  42,000       1,068,060
-------------------------------------------------------------------------
  Series B, 8.75%                                 510,000      13,209,000
-------------------------------------------------------------------------
Kilroy Realty Corp.
  Series E, 7.80%                                  51,600       1,316,832
-------------------------------------------------------------------------
  Series F, 7.50%                                 175,000       4,313,750
-------------------------------------------------------------------------
SL Green Realty Corp.-Series C, 7.63%             120,000       3,022,800
=========================================================================
                                                               36,527,702
=========================================================================

REGIONAL MALLS-11.69%

CBL & Associates Properties, Inc.
  Series B, 8.75%                                 315,000      16,096,500
-------------------------------------------------------------------------
  Series C, 7.75%                                 350,000       8,855,000
-------------------------------------------------------------------------
  Series D, 7.38%                                 175,000       4,378,500
-------------------------------------------------------------------------
Glimcher Realty Trust
  Series F, 8.75%                                  80,000       2,040,000
-------------------------------------------------------------------------
  Series G, 8.13%                                 134,600       3,351,540
-------------------------------------------------------------------------
Mills Corp. (The)
  Series B, 9.00%                                 650,000      16,594,500
-------------------------------------------------------------------------
  Series C, 9.00%                                 450,000      11,623,500
-------------------------------------------------------------------------
  Series E, 8.75%                                 600,000      15,360,000
-------------------------------------------------------------------------

AIM SELECT REAL ESTATE INCOME FUND

                                                 SHARES         VALUE
-------------------------------------------------------------------------
REGIONAL MALLS-(CONTINUED)

Taubman Centers, Inc.
  Series A, 8.30%                                  16,385   $     415,524
-------------------------------------------------------------------------
  Series G, 8.00%                                 116,200       2,920,106
=========================================================================
                                                               81,635,170
=========================================================================

SELF STORAGE FACILITIES-0.21%

Public Storage, Inc.-Series G, 7.00%               60,000       1,494,000
=========================================================================

SHOPPING CENTERS-1.44%

Developers Diversified Realty Corp.-Class F,
  8.60%                                           229,700       5,898,696
-------------------------------------------------------------------------
Federal Realty Investment Trust-Series B,
  8.50%                                            70,600       1,819,362
-------------------------------------------------------------------------
Ramco-Gershenson Properties Trust-Series B,
  9.50%                                            40,000       1,046,000
-------------------------------------------------------------------------
Saul Centers, Inc.-Series A, 8.00%                 50,000       1,280,000
=========================================================================
                                                               10,044,058
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

SPECIALTY PROPERTIES-1.23%

Capital Automotive REIT-Series A, 7.50%           200,000   $   4,990,000
-------------------------------------------------------------------------
Entertainment Properties Trust-Series A,
  9.50%                                           138,900       3,569,730
=========================================================================
                                                                8,559,730
=========================================================================
    Total Preferred Stocks (Cost
      $240,623,079)                                           243,846,367
=========================================================================
TOTAL INVESTMENTS-128.31% (Cost $757,091,513)                 896,088,383
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.04%                             7,291,218
=========================================================================
AUCTION RATE PREFERRED SHARES, AT LIQUIDATION
  VALUE-(29.35%)                                             (205,000,000)
=========================================================================
NET ASSETS ATTRIBUTABLE TO COMMON
  SHARES-100.00%                                            $ 698,379,601
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

 Conv.  - Convertible
 Dep.   - Depositary
 REIT   - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) A portion of the value was pledged as collateral to cover margin requirements for open interest rate swap transactions. See Note 1I and Note 11.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2005 was $4,963,700, which represented 0.71% of the Fund's Net Assets. See
    Note 1A.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $757,091,513)      $896,088,383
===========================================================
Receivables for:
  Dividends                                       5,345,173
-----------------------------------------------------------
  Unrealized appreciation on interest rate
     swap transactions                            2,198,773
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               31,316
-----------------------------------------------------------
Other assets                                         48,088
===========================================================
     Total assets                               903,711,733
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Interest payable on interest rate swap
     transactions                                    17,346
-----------------------------------------------------------
  Due from custodian                                 40,132
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                68,992
-----------------------------------------------------------
  Dividends declared on auction rate
     preferred shares                                92,786
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              189
-----------------------------------------------------------
Accrued operating expenses                          112,687
===========================================================
     Total liabilities                              332,132
===========================================================
Auction rate preferred shares, at liquidation
  value                                         205,000,000
===========================================================
Net assets attributable to common shares       $698,379,601
___________________________________________________________
===========================================================


NET ASSETS ATTRIBUTABLE TO COMMON SHARES
  CONSIST OF:

Shares of beneficial interest -- common
  shares                                       $547,744,602
-----------------------------------------------------------
Undistributed net investment income                 (53,044)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and interest rate
  swap transactions                               9,492,400
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and interest rate swap
  transactions                                  141,195,643
===========================================================
                                               $698,379,601
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  COMMON SHARE:

Outstanding                                      39,935,496
___________________________________________________________
===========================================================
Net asset value per common share               $      17.49
___________________________________________________________
===========================================================
Market value per common share                  $      14.98
___________________________________________________________
===========================================================
Market price premium (discount) to net asset
  value per common share                             (14.35)%
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends                                                     $ 42,912,756
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       290,739
==========================================================================
    Total investment income                                     43,203,495
==========================================================================

EXPENSES:

Advisory fees                                                    8,724,737
--------------------------------------------------------------------------
Administrative services fees                                       232,965
--------------------------------------------------------------------------
Custodian fees                                                      88,548
--------------------------------------------------------------------------
Auction rate preferred shares auction fees                         526,381
--------------------------------------------------------------------------
Transfer agent fees                                                 54,011
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           44,050
--------------------------------------------------------------------------
Other                                                              514,297
==========================================================================
    Total expenses                                              10,184,989
==========================================================================
Less: Fees waived and expenses reimbursed                       (2,910,797)
==========================================================================
    Net expenses                                                 7,274,192
==========================================================================
Net investment income                                           35,929,303
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND INTEREST RATE SWAP TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                                         75,570,912
--------------------------------------------------------------------------
  Interest rate swap transactions                               (1,192,700)
==========================================================================
                                                                74,378,212
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (92,379,531)
--------------------------------------------------------------------------
  Interest rate swap transactions                                3,677,345
==========================================================================
                                                               (88,702,186)
==========================================================================
Net gain (loss) from investment securities and interest rate
  swap transactions                                            (14,323,974)
==========================================================================
Net increase in net assets resulting from operations            21,605,329
==========================================================================
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                         (6,598,783)
==========================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS ATTRIBUTABLE TO
  COMMON SHARES                                               $ 15,006,546
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  35,929,303    $ 34,096,037
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and interest rate swap transactions               74,378,212      64,658,045
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and interest rate swap
    transactions                                                (88,702,186)     60,982,770
===========================================================================================
    Net increase in net assets resulting from operations         21,605,329     159,736,852
===========================================================================================
Distributions to auction rate preferred shareholders from
  net investment income                                          (6,598,783)     (3,084,524)
===========================================================================================
    Net increase in net assets from operations attributable
     to common shares                                            15,006,546     156,652,328
===========================================================================================

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:

  Net investment income                                         (49,480,081)    (49,360,273)
-------------------------------------------------------------------------------------------
  Net realized gains                                            (66,504,582)    (20,003,690)
===========================================================================================
    Decrease in net assets resulting from distributions to
     common shares                                             (115,984,663)    (69,363,963)
===========================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
     COMMON SHARES                                             (100,978,117)     87,288,365
===========================================================================================

NET ASSETS:

  Beginning of year                                             799,357,718     712,069,353
===========================================================================================
  End of year (including undistributed net investment income
    of $(53,044) and $(38,884), respectively)                 $ 698,379,601    $799,357,718
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund currently has Common Shares and Auction Rate Preferred Shares ("Preferred Shares") outstanding. The Common Shares are traded on the New York Stock Exchange under the symbol "RRE." Preferred Shares are currently sold in weekly auctions through broker-dealers who have an agreement with the auction agent. Preferred Shares have seniority over the Common Shares and the issuance of Preferred Shares leveraged the value of the Fund's Common Shares. Except as otherwise indicated in the Agreement and Declaration of Trust, as amended, (the "Declaration of Trust") and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

    The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued

AIM SELECT REAL ESTATE INCOME FUND

     by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Interest rate swap transactions are marked to market daily based upon quotations from market makers. The value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

AIM SELECT REAL ESTATE INCOME FUND

D. DISTRIBUTIONS -- Dividends from net investment income (prior to any reclassification as a return of capital) are declared and paid to Common Shareholders monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

       Dividends from net investment income, distributions from capital gains and return of capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

       The Fund offers a Dividend Reinvestment Plan to allow dividends, including any capital gain dividends, on Common Shares to be automatically reinvested in additional Common Shares of the Fund. Computershare, the Transfer Agent for the Common Shares of the Fund, will make the determination on the reinvestment of the dividend based on the market price per Common Share in comparison to the net asset value of the Fund. Generally, if on the fifth trading day preceding the payment date of the dividend, the market price per Common Share plus share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share, the Transfer Agent will receive the dividend or distribution in cash. Under these circumstances, the Transfer Agent will purchase Common Shares in the open market. Otherwise the Fund will issue new Common Shares to fulfill dividend reinvestment obligations.

       Preferred Shares issued by the Fund pay dividends based on a determined rate, usually the rate set at the preceding auction, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the last day of a dividend period.

       Under the Investment Company Act of 1940, the Fund is required to maintain, with respect to all outstanding senior equity securities of the Fund, including Preferred Shares, as of the last business day on any month in which any Preferred Shares are outstanding, asset coverage of at least 200%. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Preferred Shares' offering documents and the Preferred Shares' rating agencies as described in the offering documents. Should these requirements not be met, or should dividends accrued on the Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to Common Shareholders or will be subject to mandatory redemption of the Preferred Shares. At December 31, 2005, no such restrictions have been placed on the Fund.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- All expenses incurred by the Fund are included in the determination of the net assets attributable to Common Shares and do not impact the liquidation preference of Preferred Shares.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. INTEREST RATE SWAP TRANSACTIONS -- The Fund may enter into interest rate swap transactions in order to reduce the risk that the cost of leveraging by the Fund will exceed the returns realized by the Fund on the leverage proceeds. The Fund uses interest rate swap transactions in connection with the sale of Preferred Shares. In an interest rate swap, the Fund agrees to pay to the other party to the swap (which is known as the "counterparty") a fixed rate payment, and the counterparty agrees to pay to the Fund a variable rate payment. The variable rate payment is intended to approximate all or a portion of the Fund's dividend payment obligation on Preferred Shares or interest payment obligation on any variable rate borrowings. The payment obligations are based on the notional amount of the swap. The Fund has segregated liquid securities in a separate account having a value at least equal to the Fund's net payment obligations under any swap transaction. Interest rate swap transactions are marked to market daily.

       Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

       The Fund records periodic payments made under interest rate agreements as a component of realized gain (loss) in the Statement of Operations.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"), payable on a monthly basis. For the year ended December 31, 2005, average daily Managed Assets were $969,415,247.

    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 50% of the amount paid by the Fund to AIM, net of fee waivers and expense reimbursements.

    AIM has contractually agreed to waive a portion of its advisory fee as a percentage of average daily Managed Assets for the first seven years of the Fund's operations as follows:

WAIVER PERIOD                                                 FEE WAIVER
------------------------------------------------------------------------
05/31/02-06/30/07                                               0.30%
------------------------------------------------------------------------
07/01/07-06/30/08                                               0.20%
------------------------------------------------------------------------
07/01/08-06/30/09                                               0.10%
 _______________________________________________________________________
========================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $2,909,990.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $807.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $232,965.

    Certain officers and trustees of the Fund are officers and directors of AIM and/or AIM Investments, the parent corporation of AIM.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,872,828       $ 83,409,353      $ (86,282,181)       $    --           $    --       $144,823       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,872,828         83,409,353        (86,282,181)            --                --        145,916            --
==================================================================================================================================
  Total           $5,745,656       $166,818,706      $(172,564,362)       $    --           $    --       $290,739       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $7,608 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 5--BORROWINGS

Effective October 31, 2005, the Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. During the year ended December 31, 2005, the Fund did not borrow under the committed credit facility.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                  2005           2004
-----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income -- Common Shares                            $ 36,742,272    $29,780,109
-----------------------------------------------------------------------------------------
  Ordinary income -- Preferred Shares                            2,090,399      1,324,282
-----------------------------------------------------------------------------------------
  Long-term capital gain -- Common Shares                       79,242,391     39,583,854
-----------------------------------------------------------------------------------------
  Long-term capital gain -- Preferred Shares                     4,508,384      1,760,242
=========================================================================================
                                                              $122,583,446    $72,448,487
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS -- COMMON SHARES:

As of December 31, 2005, the components of net assets of Common Shares on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed long-term gain                                  $ 11,204,490
--------------------------------------------------------------------------
Unrealized appreciation -- investments                         139,483,553
--------------------------------------------------------------------------
Temporary book/tax differences                                     (53,044)
--------------------------------------------------------------------------
Shares of beneficial interest -- Common Shares                 547,744,602
==========================================================================
Total net assets -- Common Shares                             $698,379,601
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on interest rate swap transactions of $2,198,773.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2005.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $165,926,039 and $219,857,889, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $146,614,058
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,329,278)
==============================================================================
Net unrealized appreciation of investment securities             $137,284,780
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $758,803,603.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of organizational expenses, interest rate swap transactions and distribution, on December 31, 2005, undistributed net investment income was increased by $20,135,401, undistributed net realized gain was decreased by $20,144,981 and shares of beneficial interest increased by $9,580. This reclassification had no effect on the net assets of the Fund.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 9--SHARE INFORMATION

For the year ended December 31, 2005, there were no changes in Common Shares outstanding.

    On March 11, 2002, AIM purchased one Common Share. On May 21, 2002, AIM purchased an additional 7,000 Common Shares. During the period May 31, 2002 (date investment operations commenced) through December 31, 2002, 39,900,000 Common Shares and 2,050 Preferred Shares of each Series M, W, R and F were issued. The Fund issued 4,317, 24,178, 0 and 0 Common Shares for the reinvestment of dividends during the period May 31, 2002 to December 31, 2002 and for the years ended December 31, 2003, 2004 and 2005, respectively.

NOTE 10--DISTRIBUTIONS DECLARED--COMMON SHARES

For January, 2006, a dividend of $0.104 per share was declared on December 7, 2005, payable on January 30, 2006, for fund common shareholders of record on January 20, 2006.

    For February, 2006, a dividend of $0.104 per share was declared on December 7, 2005, payable on February 27, 2006, for fund common shareholders of record on February 17, 2006.

NOTE 11--INTEREST RATE SWAP AGREEMENTS

The Fund has entered into interest rate swap agreements. Under the agreements, the Fund receives a floating rate of interest income and pays a fixed rate of interest on the notional values of the swaps to the agreement counterparty. At December 31, 2005, the Fund had open interest rate swap agreements as follows:

                                                                             FLOATING RATE*                          UNREALIZED
                                                                              (RATE RESET                           APPRECIATION
                                            NOTIONAL AMOUNT    FIXED RATE       MONTHLY)       TERMINATION DATE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                $40,000,000       3.5000%         4.3700%            09/19/07          $  807,842
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                 42,000,000       4.6325%         4.2938%            08/02/09             151,517
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                 40,000,000       4.4500%         4.2906%            03/01/12             692,771
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.           30,000,000       3.6000%         4.3600%            09/12/07             546,643
=================================================================================================================================
                                                                                                                     $2,198,773
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Based on 30 day London Interbank Offered Rate (LIBOR).

AIM SELECT REAL ESTATE INCOME FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                                     MAY 31, 2002
                                                                                                     (DATE INVESTMENT
                                                                    YEAR ENDED DECEMBER 31,           OPERATIONS
                                                              -----------------------------------    COMMENCED) TO
                                                                2005           2004        2003      DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of period         $  20.02       $  17.83    $  12.83        $  14.33
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.90           0.85        0.95(a)         0.49(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.36)          3.16        5.33           (1.35)
======================================================================================================================
    Total from investment operations                              0.54           4.01        6.28           (0.86)
======================================================================================================================
Less distributions to auction rate preferred shareholders
  from net investment income(b)                                  (0.17)         (0.08)      (0.06)          (0.04)
======================================================================================================================
Total from investment operations attributable to common
  shares                                                          0.37           3.93        6.22           (0.90)
======================================================================================================================
Less offering costs charged to paid-in capital on common
  shares:
  Offering costs on common shares                                   --             --          --           (0.03)
----------------------------------------------------------------------------------------------------------------------
  Offering costs on auction rate preferred shares                   --             --       (0.00)          (0.07)
----------------------------------------------------------------------------------------------------------------------
  Dilutive effect of common share offering                          --             --       (0.00)          (0.00)
======================================================================================================================
    Total offering costs charged to paid-in capital                 --             --       (0.00)          (0.10)
======================================================================================================================
Less distributions to common shareholders:
  Dividends from net investment income                           (1.24)         (1.24)      (0.79)          (0.42)
----------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gains                              (1.66)         (0.50)         --              --
----------------------------------------------------------------------------------------------------------------------
  Return of capital                                                 --             --       (0.43)          (0.08)
======================================================================================================================
    Total distributions to common shareholders                   (2.90)         (1.74)      (1.22)          (0.50)
======================================================================================================================
Net asset value per common share, end of period               $  17.49       $  20.02    $  17.83        $  12.83
======================================================================================================================
Market value per common share, end of period                  $  14.98       $  17.50    $  16.59        $  12.30
======================================================================================================================
Net asset value total return(c)(d)                                4.44%         24.43%      51.41%          (6.90)%
______________________________________________________________________________________________________________________
======================================================================================================================
Market value return(c)(d)                                         2.33%         16.89%      46.95%         (14.73)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets attributable to common shares, end of period
  (000s omitted)                                              $698,380       $799,358    $712,069        $511,940
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets attributable to
  common shares:
  With fee waivers and/or expense reimbursements(e)               0.95%(f)       0.93%       1.00%(a)         1.02%(a)(g)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(e)            1.33%(f)       1.32%       1.41%(a)         1.43%(a)(g)
======================================================================================================================
Ratio of net investment income to average net assets
  attributable to common shares(e)                                4.70%(f)       4.64%       6.46%(a)         6.28%(a)(g)
======================================================================================================================
Ratio of distributions to auction rate preferred
  shareholders to average net assets attributable to common
  shares                                                          0.86%(f)       0.42%       0.43%           0.50%(g)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(c)                                          17%            19%         37%             35%
______________________________________________________________________________________________________________________
======================================================================================================================
Auction rate preferred shares:
  Liquidation value, end of period (000s omitted)             $205,000       $205,000    $205,000        $205,000
----------------------------------------------------------------------------------------------------------------------
  Total shares outstanding                                       8,200          8,200       8,200           8,200
----------------------------------------------------------------------------------------------------------------------
  Asset coverage per share                                    $110,168       $122,483    $111,838        $ 87,432
----------------------------------------------------------------------------------------------------------------------
  Liquidation and market value per share                      $ 25,000       $ 25,000    $ 25,000        $ 25,000
______________________________________________________________________________________________________________________
======================================================================================================================

(a) As a result of changes in accounting principles generally accepted in the United States of America, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (date investment operations commenced) through December 31, 2002.
(b)  Based on average number of common shares outstanding.
(c)  Not annualized for periods less than one year.
(d) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(e) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares.
(f) Ratios are based on average daily net assets attributable to common shares of $764,415,247.
(g)  Annualized.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Select Real Estate Income Fund (the "Fund"), also serves as investment advisor to a number of open-end mutual funds (the "AIM Funds").

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund (of which $110 million is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future. At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

    If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:


- that the defendants permitted improper market timing and related activity in the AIM Funds;

- that certain AIM Funds inadequately employed fair value pricing;

- that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

- that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty; and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages,; restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA,

AIM SELECT REAL ESTATE INCOME FUND
rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading, and related activities have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

    On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

    At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

    On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the Fund might react by selling their shares which could have an adverse effect on market value of the Fund's shares.

AIM SELECT REAL ESTATE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Select Real Estate Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Real Estate Income Fund (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM SELECT REAL ESTATE INCOME FUND

PROXY RESULTS

An Annual Meeting of Shareholders of AIM Select Real Estate Income Fund, a Delaware business trust, was held on May 9, 2005. The meeting was held for the following purposes:

COMMON SHARES AND PREFERRED SHARES

(1)   Election of Trustees. Nominees: Albert R. Dowden, Robert H. Graham, Gerald
     J. Lewis and Mark H. Williamson

(2) *Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as Independent Auditors.

PREFERRED SHARES

(1)   Election of Trustee. Nominee: Carl Frischling

(2) *Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as Independent Auditors.

The results of voting on the above matters were as follows:

                                                                             VOTES        WITHHELD/
      TRUSTEES/MATTER (COMMON SHARES AND PREFERRED SHARES)  VOTES FOR       AGAINST      ABSTENTIONS
----------------------------------------------------------------------------------------------------
(1)   Albert R. Dowden................................      36,240,299         N/A         345,622
      Robert H. Graham................................      36,267,820         N/A         318,101
      Gerald J. Lewis.................................      36,215,231         N/A         370,690
      Mark H. Williamson..............................      36,236,235         N/A         349,686

                                                                      VOTES        WITHHELD/
      TRUSTEES/MATTER (PREFERRED SHARES)             VOTES FOR       AGAINST      ABSTENTIONS
---------------------------------------------------------------------------------------------
      Carl Frischling..............................       5,842         N/A               0
(2)   *Ratification of the Audit Committee's
      selection of PricewaterhouseCoopers LLP as
      Independent Auditors.........................  36,310,301      152,728        122,892

* Proposal required approval by a combined vote of Common and Preferred Shares.

AIM SELECT REAL ESTATE INCOME FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     2002           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2002           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2002           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2002           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2002           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2002           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2002           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM SELECT REAL ESTATE INCOME FUND



The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2002           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2002           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2002           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       TRANSFER AGENT           AUDITORS                 SUB-ADVISOR
                                                       (PREFERRED SHARES)
11 Greenway Plaza             A I M Advisors, Inc.                              PricewaterhouseCoopers   INVESCO Institutional
Suite 100                     11 Greenway Plaza        Deutsche Bank Trust      LLP                      (N.A.), Inc.
Houston, TX 77046-1173        Suite 100                Company Americas         1201 Louisiana Street    INVESCO Realty Advisors
                              Houston, TX 77046-1173   100 Plaza One            Suite 2900               division
                                                       Jersey City, NJ          Houston, TX 77002-5678   Three Galleria Tower
                                                       07311-3901                                        Suite 500
                                                                                                         13155 Noel Road
                                                                                                         Dallas, TX 75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     (COMMON SHARES)          State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Computershare Trust      Trust Company
1735 Market Street            & Frankel LLP            Company, N.A.            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       P.O. Box 43010           Boston, MA 02110-2801
                              Americas                 Providence, RI
                              New York, NY 10036-2714  02940-0301

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $83,750,774 for the Fund's tax year ended December 31, 2005.
For its tax year ended December 31, 2005, the Fund designates 3.24% of the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS
For its tax year ended December 31, 2005, the Fund designates 0%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.
The Fund designates qualified short-term capital gain distributions exempt from U.S. income tax for non-resident alien shareholders of $4,046,288 for the fund's tax year ended December 31, 2005.
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 0%, 0.71%, 0.06% and 0%, respectively.

                               AIMinvestments.com                      SREI-AR-1



                                       YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately     Offshore     Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed        Products     Management             --Registered Trademark--
                                     Plans      Accounts
---------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

          On the date of the reporting period, October 31, 2005, the Registrant's audit committee financial expert was Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

          On October 27, 2005, the Board of Trustees determined that Raymond Stickel, Jr. is an audit committee financial expert. Mr. Stickel was appointed to the Registrant's Audit Committee effective as of October 1, 2005. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                              Percentage of Fees
                                               Billed Applicable                            Percentage of Fees
                                                  to Non-Audit                             Billed Applicable to
                                               Services Provided                            Non-Audit Services
                          Fees Billed for     for fiscal year end                           Provided for fiscal
                         Services Rendered      2005 Pursuant to       Fees Billed for         year end 2004
                         to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                        for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                2005             Requirement(1)     fiscal year end 2004      Requirement(1)
                        -------------------   -------------------   --------------------   --------------------
Audit Fees                    $40,924                  N/A                 $42,832                 N/A
Audit-Related Fees(2)         $ 8,000                    0%                $     0                   0%
Tax Fees(3)                   $ 9,232                    0%                $ 8,792                   0%
All Other Fees                $     0                    0%                $     0                   0%
                              -------                                      -------
Total Fees                    $58,156                    0%                $51,624                   0%

PWC billed the Registrant aggregate non-audit fees of $17,232 for the fiscal year ended 2005, and $8,792 for the fiscal year ended 2004, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related fees for the fiscal year ended December 31, 2005 includes fees billed for agreed upon procedures in connection with reports filed with rating agencies.

(3) Tax fees for the fiscal year end December 31, 2005 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2004 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

     PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                        Fees Billed for                               Fees Billed for
                      Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                     Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                      AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                     fiscal year end 2005    Provided for fiscal   fiscal year end 2004    Provided for fiscal
                      That Were Required        year end 2005       That Were Required        year end 2004
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                        Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $0                     0%                     $0                      0%
Tax Fees                      $0                     0%                     $0                      0%
All Other Fees                $0                     0%                     $0                      0%
                             ---                                           ---
Total Fees(2)                 $0                     0%                     $0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005

I.   STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III. AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.   PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.  PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          (a) The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of this committee are:
          James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Raymond Stickel, Jr., Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair).

          (b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                          PROXY POLICIES AND PROCEDURES
                            (dated February 10, 2005)

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

     Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

     For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                   APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

          I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                        Print Name


-------------------------------------   ----------------------------------------
Date                                    Signature

                                                                      APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.   Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote.

Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

     - Are inside directors or affiliated outside directors and the full board is less than majority independent

     - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

     - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     -    Two-thirds independent board

     -    All-independent key committees

     -    Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

     -    Capital Structure model

     -    Adverse changes in shareholder rights


GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

     - offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     - percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spin-off

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     - more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                    RUSSELL 3000                 NON-RUSSELL 3000
                                             --------------------------   -----------------------------
                                                     Standard    Mean +           Standard   Mean + Std
    GICS       GICS Dsec                     Mean   Deviation   Std Dev   Mean   Deviation       Dev
    ----       ---------                     ----   ---------   -------   ----   ---------   ----------
    1010       Energy                        1.60%    1.02%      2.61%    2.59%    2.19%        4.78%
    1510       Materials                     1.55%     .81%      2.36%    2.54%    1.92%        4.46%
    2010       Capital Goods                 1.86%    1.19%      3.05%    3.23%    2.93%        6.17%
    2020       Commercial Services &
                  Supplies                    287%    1.53%      4.40%    4.39%    3.68%        8.07%
    2030       Transportation                2.10%    1.50%      3.60%    2.44%    2.22%        4.66%
    2510       Automobiles & Components      2.10%    1.37%      3.48%    2.90%    2.28%        5.18%
    2520       Consumer Durables & Apparel   2.40%    1.51%      3.90%    3.42%    2.79%        6.21%
    2530       Hotels Restaurants &
                  Leisure                    2.39%    1.08%      3.48%    3.30%    2.87%        6.17%
    2540       Media                         2.34%    1.50%      3.84%    4.12%    2.89%        7.01%
    2550       Retailing                     2.89%    1.95%      4.84%    4.26%    3.50%        7.75%
3010 to 3030   Food & Staples Retailing      1.98%    1.50%      3.48%    3.37%    3.32%        6.68%
    3510       Health Care Equipment &
                  Services                   3.24%    1.96%      5.20%    4.55%    3.24%        7.79%
    3520       Pharmaceuticals &
                  Biotechnology              3.60%    1.72%      5.32%    5.77%    4.15%        9.92%
    4010       Banks                         1.44%    1.17%      2.61%    1.65%    1.60%        3.25%
    4020       Diversified Financials        3.12%    2.54%      5.66%    5.03%    3.35%        8.55%
    4030       Insurance                     1.45%     .88%      2.32%    2.47%    1.77%        4.24%
    4040       Real Estate                   1.01%     .89%      1.90%    1.51%    1.50%        3.01%
    4510       Software & Services           5.44%    3.05%      8.49%    8.08%    6.01%       14.10%
    4520       Technology Hardware &
               Equipment                     4.00%    2.69%      6.68%    5.87%    4.25%       10.12%
    4530       Semiconductors &
                  Semiconductor Equipment    5.12%    2.86%      7.97%    6.79%    3.95%       10.74%
    5010       Telecommunications Services   2.56%    2.39%      4.95%    4.66%    3.90%        8.56%
    5510       Utilities                      .90%     .65%      1.55%    3.74%    4.63%        8.38%
    1010       Energy                        1.60%    1.02%      2.61%    2.59%    2.19%        4.78%
    1510       Materials                     1.55%     .81%      2.36%    2.54%    1.92%        4.46%
    2010       Capital Goods                 1.86%    1.19%      3.05%    3.23%    2.93%        6.17%
    2020       Commercial Services &
                  Supplies                    287%    1.53%      4.40%    4.39%    3.68%        8.07%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

     -    Base salary, bonus, long-term incentives

     - Accumulative realized and unrealized stock option and restricted stock gains

     - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

     - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

     - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

     -    Payment if termination occurs within 12 months: $_____

     -    Payment if "not for cause" termination occurs within 12 months:
          $______

     -    Payment if "change of control" termination occurs within 12 months:
          $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1) The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2) The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

     -    Director stock ownership guidelines

          -    A minimum of three times the annual cash retainer.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

     -    Vesting schedule or mandatory holding/deferral period

          - A minimum vesting of three years for stock options or restricted stock, or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    Retirement/Benefit and Perquisites programs

          - No retirement/benefits and perquisites provided to non-employee directors.

     -    Quality of disclosure

          - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the re-pricing

     -    Value-for-value exchange

     -    Treatment of surrendered options

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

     - Terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting

     -    R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

     - Any voluntary labeling initiatives undertaken or considered by the company

     - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     - The company's existing healthcare policies, including benefits and healthcare access for local workers

     -    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its sub-prime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spin-off

     -    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors,

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     -    The costs associated with implementing improved standards,

     - The potential costs associated with remediation resulting from poor environmental performance, and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets

     -    The utility of such a report to shareholders

     - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     -    Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

     - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

     -    are interested directors and sit on the audit or nominating committee;
          or

     -    are interested directors and the full board serves as the audit or

     - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

     - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

    PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2005:

                                             OTHER REGISTERED         OTHER POOLED
                          DOLLAR RANGE     MUTUAL FUNDS (ASSETS   INVESTMENT VEHICLES       OTHER ACCOUNTS
                               OF               IN MILLIONS)      (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)
                           INVESTMENTS     --------------------   --------------------   --------------------
                             IN EACH       NUMBER OF     TOTAL     NUMBER OF    TOTAL    NUMBER OF     TOTAL
PORTFOLIO MANAGER            FUND(1)       ACCOUNTS     ASSETS      ACCOUNTS   ASSETS     ACCOUNTS    ASSETS
-----------------       ----------------   ---------   --------    ---------   ------    ---------   --------
                                      AIM SELECT REAL ESTATE INCOME FUND
Mark Blackburn           $10,001-$50,000       6       $2,258.1        7       $564.7      51(2)     $3,134.0
Joe V. Rodriguez, Jr.   $50,001-$100,000       6       $2,258.1        7       $564.7      51(2)     $3,134.0
James W. Trowbridge         $1-$10,000         6       $2,258.1        7       $564.7      51(2)     $3,134.0

POTENTIAL CONFLICTS OF INTEREST

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) This amount includes one account that pays performance-based fees with $81.5M in total assets under management.

DESCRIPTION OF COMPENSATION STRUCTURE

Each portfolio manager's compensation consists of the following five elements:

     - BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

     - ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

     - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     - PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

          Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     No purchases during the period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Select Real Estate Income Fund


By: /s/ ROBERT H. GRAHAM
    ---------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: March 10, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ ROBERT H. GRAHAM
    ---------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: March 10, 2006


By: /s/ SIDNEY M. DILGREN
    ---------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: March 10, 2006

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.